EXHIBIT 10.1

SYNNEX CORPORATION

2020 STOCK INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK AWARD

You have been granted restricted shares of Common Stock of SYNNEX Corporation (the “Company”) on the following terms:
Date of Grant:	[Date of Grant]
Name of Recipient:	[Name of Recipient]
Total Number of Shares Granted:	[Total Shares]
Fair Market Value per Share:	$[Value Per Share]
Total Fair Market Value Of Award:	$[Total Value]
Vesting Commencement Date:	[__________]
Vesting Schedule:

The first 1/5th of the shares subject to this award vest when you complete 12 months of continuous Service as an Employee from the Vesting Commencement Date.  Thereafter, an additional 1/5th of the shares subject to this award vest when you complete each additional 12 months of continuous Service as an Employee.

By signing this document, you and the Company agree that these shares are granted under and governed by the terms and conditions of the SYNNEX Corporation 2020 Stock Incentive Plan (the “Plan”) and the Restricted Stock Agreement, which is attached to and made a part of this document.

By signing this document you further agree that the Company may deliver by e-mail all documents relating to the Plan or this award (including without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including without limitation, annual reports and proxy statements).  You also agree that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a website, it will notify you by e-mail.

[NAME OF RECIPIENT]	SYNNEX CORPORATION

By:

Title:

SYNNEX CORPORATION

2020 STOCK INCENTIVE PLAN

RESTRICTED STOCK AGREEMENT

SECTION 1.PAYMENT FOR SHARES.

No cash payment is required for the Shares that you are receiving.  You are receiving the Shares as consideration for Services rendered by you.

SECTION 2.  GOVERNING PLAN.

The Shares that you are receiving are granted pursuant and subject in all respects to the applicable provisions of the SYNNEX Corporation 2020 Stock Incentive Plan (the “Plan”), which is incorporated herein by reference.  Terms not otherwise defined in this Agreement have meanings ascribed to them in the Plan.

SECTION 3.VESTING.

The Shares that you are receiving will vest in installments, as shown in the Notice of Restricted Stock Award.

No additional shares vest after your Service as an Employee or a Consultant has terminated for any reason.

SECTION 4.SHARES RESTRICTED.

Unvested Shares will be considered “Restricted Shares.” You may not sell, transfer, assign, pledge or otherwise dispose of Restricted Shares without the written consent of the Company, except as provided in the next sentence.  You may transfer Restricted Shares to your spouse, children or grandchildren or to a trust established by you for the benefit of yourself or your spouse, children or grandchildren.  However, a transferee of Restricted Shares must agree in writing on a form prescribed by the Company to be bound by all provisions of this Agreement.

SECTION 5.FORFEITURE.

If your Service terminates for any reason, then your Shares will be forfeited to the extent that they have not vested before the termination date and do not vest as a result of termination.  This means that the Restricted Shares will immediately revert to the Company.  You receive no payment for Restricted Shares that are forfeited.  The Company determines when your Service terminates for this purpose and all purposes under the Plan, and its determinations are conclusive and binding on all persons.

SECTION 6.LEAVES OF ABSENCE AND PART-TIME WORK.

For purposes of this award, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing and if continued crediting of Service is required by the terms of the leave or by applicable law.  But your Service terminates when the approved leave ends, unless you immediately return to active work.

If you go on a leave of absence, then the vesting schedule specified in the Notice of Restricted Stock Award may be adjusted in accordance with the Company’s leave of absence policy or the terms of your leave.  If you commence working on a part-time basis, then the vesting schedule specified in the Notice of Restricted Stock Award may be adjusted in accordance with the Company’s part-time work policy or the terms of an agreement between you and the Company pertaining to your part-time schedule.

SECTION 7.STOCK CERTIFICATES.

The certificates for Restricted Shares have stamped on them a special legend referring to the forfeiture restrictions.  In addition to or in lieu of imposing the legend, the Company may hold the certificates in escrow.  As your vested percentage increases, you may request (at reasonable intervals) that the Company release to you a non-legended certificate for your vested shares.

SECTION 8.  SHAREHOLDER RIGHTS.

During the period of time between the date of grant and the date the Shares become vested, you shall have all the rights of a shareholder with respect to the shares except for the right to transfer the shares, as set forth in Section 4.  Accordingly, you shall have the right to vote the shares and to receive any cash dividends paid with respect to the shares.

SECTION 9. WITHHOLDING TAXES.

Regardless of any action the Company and/or the Subsidiary or Affiliate employing you (“Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items legally due by you is and remains your responsibility and that the Company and/or your Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Shares received under this Award, including the award or vesting of such Shares, the subsequent sale of Shares under this Award and the receipt of any dividends; and (2) do not commit to structure the terms of the award to reduce or eliminate your liability for Tax-Related Items.

No stock certificates will be released to you unless you have paid or made arrangements acceptable to the Company and/or your Employer to satisfy all withholding and payment on account obligations of the Company and/or your Employer.  In this regard, you authorize the Company and/or your Employer to withhold all applicable Tax-Related Items legally payable by you from your wages or other cash compensation paid to you by the Company and/or your Employer.  With  the Company’s consent, these arrangements may also include, if permissible under local law, (a) withholding Shares of Company Stock that otherwise would be delivered to you when they vest having a Fair Market Value equal to the amount necessary to satisfy the maximum legally required withholding amount, (b) having the Company withhold taxes from the proceeds of the sale of the Shares, or (c) any other arrangement approved by the Company.  The fair market value of the shares you surrender, determined as of the date when taxes otherwise would have been withheld in cash, will be applied as credit against the withholding taxes.  Finally, you will pay to the Company or your Employer any amount of Tax-Related Items that the Company or your Employer may be required to withhold as a result of your participation in the Plan or your acquisition of Shares that cannot be satisfied by the means previously described.  The Company may refuse to deliver the Shares if you fail to comply with your obligations in connection with the Tax-Related Items as described in this section.

SECTION 10.  RESTRICTIONS ON RESALE.

You agree not to sell any Shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale.  This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

SECTION 11.  NO RETENTION RIGHTS.

Your award or this Agreement does not give you the right to be employed or retained by the Company or a Subsidiary or Affiliate of the Company in any capacity.  The Company and its Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause.

SECTION 12.  ADJUSTMENTS.

In the event of a stock split, a stock dividend or a similar change in Company stock, or an extraordinary dividend, or a merger or a reorganization of the Company, the forfeiture provision of Section 5 will apply to all new, substitute or additional securities or other properties to which you are entitled by reason of your ownership of the shares.

SECTION 13.  NOTICE.

Any notice required or permitted under this Agreement will be given in writing and will be deemed effectively given upon the earliest of personal delivery, receipt or the third (3rd) full day following mailing with postage and fees prepaid, addressed to the other party hereto at the address last known in the Company’s records or at such other address as such party may designate by ten (10) days’ advance written notice to the other party hereto.

SECTION 14.  APPLICABLE LAW AND CHOICE OF VENUE.

This Agreement will be interpreted and enforced under the laws of the State of Delaware (without regard to their choice-of-law provisions).

For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this Award or this Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation will be conducted only in the courts of Alameda County, California or the federal courts of the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

SECTION 15.  THE PLAN AND OTHER AGREEMENTS.

The text of this Plan is incorporated in this Agreement by reference.  This Agreement and the Plan constitute the entire understanding between you and the Company regarding this award.

Any prior agreements, commitments or negotiations concerning this award are superseded.  This Agreement may be amended by the Committee without your consent; however, if any such amendment would materially impair your rights or obligations under this Agreement, this Agreement may be amended only by another written agreement signed by you and the Company.

SECTION 16.  SUCCESSORS AND ASSIGNS.

Except as otherwise provided in the Plan or this Agreement, every term of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees and assigns.

SECTION 17.  MISCELLANEOUS.

You understand and acknowledge that (i) the Plan is entirely discretionary, (ii) the Company and your Employer have reserved the right to amend, suspend or terminate the Plan at any time, (iii) the grant of your Award does not in any way create any contractual or other right to receive additional grants of awards (or benefits in lieu of awards) at any time or in any amount and (iv) all determinations with respect to any additional grants, including (without limitation) the times when awards will be granted, the number of Shares subject to the awards, and the vesting schedule, will be at the sole discretion of the Company.

The value of this Award shall be an extraordinary item of compensation outside the scope of your employment contract, if any, and shall not be considered a part of your normal or expected compensation for purposes of calculating severance, resignation, redundancy or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

You understand and acknowledge that participation in the Plan ceases upon termination of your Service for any reason, except as may explicitly be provided otherwise in the Plan or this Agreement.

You hereby authorize and direct your Employer to disclose to the Company or any Subsidiary any information regarding your employment, the nature and amount of your compensation and the fact and conditions of your participation in the Plan, as your Employer deems necessary or appropriate to facilitate the administration of the Plan.

You consent to the collection, use and transfer of personal data as described in this subsection.  You understand and acknowledge that the Company, your Employer and the Company’s other Subsidiaries hold certain personal information regarding you for the purpose of managing and administering the Plan, including (without limitation) your name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company and details of all awards or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in your favor (the “Data”).  You further understand and acknowledge that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of your participation in the Plan and that the Company and/or any Subsidiary may each further transfer Data to any third party assisting the Company in the implementation, administration and management of the Plan.  You understand and acknowledge that the recipients of Data may be located in the United States or elsewhere.  You authorize such recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering your participation in the Plan, including a transfer to any broker or other third party with whom you elect to deposit Shares acquired under the Plan of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on your behalf.  You may, at any time, view the Data, require any necessary modifications of Data or withdraw the consents set forth in this subsection by contacting the Human Resources Department of the Company in writing.

BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

SYNNEX CORPORATION

2020 STOCK INCENTIVE PLAN

Notice Of Restricted Stock Unit Award

You have been granted the following Restricted Stock Units representing Common Stock of SYNNEX Corporation (the “Company”) under the Company’s 2020 Stock Incentive Plan (the “Plan”).

Name of Participant:

Total Number of Restricted Stock Units:

Date of Grant:

Vesting Commencement Date:

Vesting Schedule: The Restricted Stock Units will vest on the following Vesting Date subject to satisfaction of the corresponding Vesting Conditions:

Tranche:	Number of Restricted Stock Units	Vesting Date	Vesting Conditions
1-Performance/Retention		Four (4) year anniversary of Date of Grant	[Performance goals], and continued Service through the Vesting Date The Restricted Stock Units will vest on the following Vesting Dates Subject to satisfaction of the corresponding Vesting Conditions:
2-Retention		Four (4) year anniversary of Date of Grant	Continued Service through the Vesting Date
3-Performance/Retention		Five (5) year anniversary of Date of Grant	[Performance goals], and continued Service through the Vesting Date
4-Retention		Five (5) year anniversary of Date of Grant	Continued Service through the Vesting Date

Notwithstanding the foregoing, for each tranche of Restricted Stock Units, upon your separation from service (within the meaning of Section 409A of the Code) due to death or disability (as defined in Treasury Regulation Section 1.409A-3(i)(4)(i)) prior to the Vesting Date, you will become vested in a percentage of your then outstanding Restricted Stock Units determined by dividing (x) the number of days between the Date of Grant and the date of your death or disability, by (y) the number of days between the Date of Grant and the Vesting Date.  For this purpose, the Restricted Stock Units will be considered outstanding at the time of your death or disability only if there has not already occurred a failure to satisfy any of Vesting Conditions in the preceding schedule.  The balance of the Restricted Stock Units will be forfeited.

By your signature and the signature of the Company’s representative below, you and the Company agree that these Restricted Stock Units are granted under and governed by the term and conditions of the Plan and the Restricted Stock Unit Agreement (the “Agreement”), both of which are attached to and made a part of this document.

By signing this document you further agree that the Company may deliver by e-mail all documents relating to the Plan or this Award (including without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including without limitation, annual reports and proxy statements).  You also agree that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a website, it will notify you by e-mail.

Participant	SYNNEX CORPORATION By: Its:

SYNNEX CORPORATION

2020 STOCK INCENTIVE PLAN

Restricted Stock Unit Agreement

Payment for Restricted Stock Units	No cash payment is required for the Restricted Stock Units you receive. You are receiving the Restricted Stock Units in consideration for Services rendered by you.
Vesting

The Restricted Stock Units that you are receiving will vest as shown in the Notice of Restricted Stock Unit Award.

No additional Restricted Stock Units vest after your Service as an Employee or a Consultant has terminated for any reason.

Forfeiture

If your Service terminates for any reason, then your Award expires immediately as to the number of Restricted Stock Units that have not vested before the termination date and do not vest as a result of termination.

This means that the unvested Restricted Stock Units will immediately be cancelled.  You receive no payment for Restricted Stock Units that are forfeited.

The Company determines when your Service terminates for this purpose and all purposes under the Plan and its determinations are conclusive and binding on all persons.

Leaves of Absence

For purposes of this Award, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave of absence was approved by the Company in writing and if continued crediting of Service is required by the terms of the leave or by applicable law.  But your Service terminates when the approved leave ends, unless you immediately return to active work.

If you go on a leave of absence, then the vesting schedule specified in the Notice of Restricted Stock Unit Award may be adjusted in accordance with the Company’s leave of absence policy or the terms of your leave. If you commence working on a part-time basis, then the vesting schedule specified in the Notice of Restricted Stock Unit Award may be adjusted in accordance with the Company’s part-time work policy or the terms of an agreement between you and the Company pertaining to your part-time schedule.

Nature of Restricted Stock Units

Your Restricted Stock Units are mere bookkeeping entries. They represent only the Company’s unfunded and unsecured promise to issue Shares on a future date. As a holder of Restricted Stock Units, you have no rights other than the rights of a general creditor of the Company.

No Voting Rights or Dividends

Your Restricted Stock Units carry neither voting rights nor rights to dividends. You, or your estate or heirs, have no rights as a stockholder of the Company unless and until your Restricted Stock Units are settled by issuing Shares.  No adjustments will be made for dividends or other rights if the applicable record date occurs before your Shares are issued, except as described in the Plan.

Restricted Stock Units Nontransferable

You may not sell, transfer, assign, pledge or otherwise dispose of any Restricted Stock Units. For instance, you may not use your Restricted Stock Units as security for a loan. If you attempt to do any of these things, your Restricted Stock Units will immediately become invalid.

Settlement of Restricted Stock Units

Each of your vested Restricted Stock Units will be settled when it vests, unless a valid Deferral Election (as defined below) applies to some or all of your Restricted Stock Units; provided, however, that settlement of each Restricted Stock Unit will be deferred to the first permissible trading day for the Shares, if later than the applicable vesting date, but in no event later than December 31 of the calendar year in which the applicable vesting date occurs.

For purposes of this Agreement, “permissible trading day” means a day that satisfies all of the following requirements: (a) the exchange on which the Shares are traded is open for trading on that day; (b) you are permitted to sell Shares on that day without incurring liability under section 16(b) of the Exchange Act, (c) either (i) you are not in possession of material non-public information that would make it illegal for you to sell Shares on that day under Rule 10b-5 under the Exchange Act or (ii) Rule 10b5-1 under the Exchange Act would apply to the sale; (d) you are permitted to sell Shares on that day under such written insider trading policy as may have been adopted by the Company; and (e) you are not prohibited from selling Shares on that day by a written agreement between you and the Company or a third party.

At the time of settlement, you will receive one Share for each vested Restricted Stock Unit; provided, however, that no fractional Shares will be issued or delivered pursuant to the Plan or this Agreement, and the Committee will determine whether cash will be paid in lieu of any fractional Share or whether such fractional Share and any rights thereto will be canceled, terminated or otherwise eliminated.  In addition, the Shares are issued to you subject to the condition that the issuance of the Shares not violate any law or regulation.

Deferral Elections

You may elect to defer the settlement of any Restricted Stock Units that vest pursuant to this Award in accordance with the rules set forth below and any rules and procedures that may hereafter be adopted by the Committee.  Such election (“Deferral Election”) may not extend the settlement of the Restricted Stock Units beyond the earlier of (a) 30 days after your separation from service, as defined for purposes of Section 409A of the Code (provided, however, that if you are a “specified employee” as defined under Section 409A of the Code upon your separation from service, your Restricted Stock Units may not be settled prior to the six month anniversary of your separation from service, to the extent required to avoid taxation under Section 409A), or (b) the tenth anniversary of the Date of Grant.  Unless otherwise provided by the Committee in accordance with the requirements of Section 409A, Deferral Elections must be in writing, must be received by the Company at its headquarters no later than 30 days following the Date of Grant, must be irrevocable no later than 30 days following the Date of Grant, and will only be effective with respect to Restricted Stock Units that vest at least 12 months following the date that the Deferral Election is made and becomes irrevocable.

Withholding Taxes and Stock Withholding

Regardless of any action the Company or your actual employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items legally due by you is and remains your responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including the settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends; and (2) do not commit to structure the terms of the Award or any aspect of the Restricted Stock Units to reduce or eliminate your liability for Tax-Related Items.

Prior to the settlement of your Restricted Stock Units, you shall pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding and payment on account obligations of the Company and/or the Employer.  In this regard, you authorize the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by you from your wages or other cash compensation paid to you by the Company and/or the Employer.  With the Company’s consent, these arrangements may also include, if permissible under local law, (a) withholding Shares that otherwise would be issued to you when your Restricted Stock Units are settled, provided that the Company only withholds the amount of Shares necessary to satisfy the maximum legally required withholding amount, (b) having the Company withhold taxes from the proceeds of the sale of the Shares, either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization), or (c) any other arrangement approved by the Company.  The Fair Market Value of these Shares, determined as of the effective date when taxes otherwise would have been withheld in cash, will be applied as a credit against the withholding taxes. Finally, you shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of your participation in the Plan or your purchase of Shares that cannot be satisfied by the means previously described.  The Company may refuse to deliver the Shares if you fail to comply with your obligations in connection with the Tax-Related Items as described in this section, and your rights to the Shares shall be forfeited if you do not comply with such obligations on or before December 31 of the calendar year in which the applicable vesting date for the Restricted Stock Units occurs.

Restrictions on Resale

You agree not to sell any Shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

No Retention Rights

Neither your Award nor this Agreement gives you the right to be employed or retained by the Company or a subsidiary of the Company in any capacity. The Company and its subsidiaries reserve the right to terminate your Service at any time, with or without cause.

Adjustments

The number of Restricted Stock Units covered by this Award shall be subject to adjustment in the event of a stock split, a stock dividend or a similar change in Company Shares, and in other circumstances, as set forth in the Plan.

Successors and Assigns

Except as otherwise provided in the Plan or this Agreement, every term of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees and assigns.

Notice

Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon the earliest of personal delivery, receipt or the third full day following mailing with postage and fees prepaid, addressed to the other party hereto at the address last known in the Company’s records or at such other address as such party may designate by ten (10) days’ advance written notice to the other party hereto.

Section 409A of the Code

To the extent this Agreement is subject to, and not exempt from, Section 409A of the Code, this Agreement is intended to comply with Section 409A of the Code, and its provisions shall be interpreted in a manner consistent with such intent.  You acknowledge and agree that changes may be made to this Agreement to avoid adverse tax consequences to you under Section 409A.

Applicable Law

This Agreement will be interpreted and enforced under the laws of the State of Delaware (without regard to their choice-of-law provisions).

For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidence by this Award or this Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation will be conducted only in the courts of Alameda County, California, or the federal courts of the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

Miscellaneous

You understand and acknowledge that (i) the Plan is entirely discretionary, (ii) the Company and your employer have reserved the right to amend, suspend or terminate the Plan at any time, (iii) the grant of your Award does not in any way create any contractual or other right to receive additional grants of awards (or benefits in lieu of awards) at any time or in any amount and (iv) all determinations with respect to any additional grants, including (without limitation) the times when awards will be granted, the number of Shares subject to the awards, and the vesting schedule, will be at the sole discretion of the Company.

The value of this Award shall be an extraordinary item of compensation outside the scope of your employment contract, if any, and shall not be considered a part of your normal or expected compensation for purposes of calculating severance, resignation, redundancy or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

You understand and acknowledge that participation in the Plan ceases upon termination of your Service for any reason, except as may explicitly be provided otherwise in the Plan or this Agreement.

You hereby authorize and direct your employer to disclose to the Company or any Subsidiary any information regarding your employment, the nature and amount of your compensation and the fact and conditions of your participation in the Plan, as your employer deems necessary or appropriate to facilitate the administration of the Plan.

You consent to the collection, use and transfer of personal data as described in this subsection.  You understand and acknowledge that the Company, your employer and the Company’s other Subsidiaries hold certain personal information regarding you for the purpose of managing and administering the Plan, including (without limitation) your name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company and details of all awards or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in your favor (the “Data”).  You further understand and acknowledge that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of your participation in the Plan and that the Company and/or any Subsidiary may each further transfer Data to any third party assisting the Company in the implementation, administration and management of the Plan.  You understand and acknowledge that the recipients of Data may be located in the United States or elsewhere.  You authorize such recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering your participation in the Plan, including a transfer to any broker or other third party with whom you elect to deposit Shares acquired under the Plan of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on your behalf.  You may, at any time, view the Data, require any necessary modifications of Data or withdraw the consents set forth in this subsection by contacting the Human Resources Department of the Company in writing.

The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by reference. All capitalized terms in this Agreement shall have the meanings assigned to them in the Plan. This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Award. Any prior agreements, commitments or negotiations concerning this Award are superseded. This Agreement may be amended by the Committee without your consent; however, if any such amendment would materially impair your rights or obligations under the Agreement, this Agreement may be amended only by another written agreement, signed by you and the Company.

By signing the cover sheet of this Agreement,

you agree to all of the terms and conditions

described above and in the Plan.

SYNNEX CORPORATION
2020 STOCK INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT

You have been granted the following Option to purchase Common Stock of SYNNEX Corporation (the “Company”) under the Company’s 2020 Stock Incentive Plan (the “Plan”):

Name of Optionee:	[Name of Optionee]
Total Number of Option Shares Granted:	[Total Number of Shares]
Type of Option:	☐ Nonstatutory Stock Option

Exercise Price Per Share:	$
Grant Date:	[Date of Grant]
Vesting Commencement Date:	[Vesting Commencement Date]
Vesting Schedule:

This Option becomes exercisable with respect to the first 12/60th of the Shares subject to this Option when you complete 12 months of continuous “Service” (as defined in the Plan) from the Vesting Commencement Date. Thereafter, this Option becomes exercisable with respect to an additional 1/60th of the Shares subject to this Option when you complete each additional month of Service.

Expiration Date:	[Expiration Date] This Option expires earlier if your Service terminates earlier, as described in the Stock Option Agreement.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the term and conditions of the Plan and the Stock Option Agreement, both of which are attached to and made a part of this document.

By your written signature below, you further agree that the Company may deliver by e-mail all documents relating to the Plan or this Award (including without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including without limitation, annual reports and proxy statements). You also agree that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it will notify you by e-mail.

OPTIONEE: Optionee’s Signature	SYNNEX Corporation By:
Optionee’s Printed Name	Title:

SYNNEX CORPORATION
2020 STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT

Tax Treatment

This Option is intended to be an incentive stock option under Section 422 of the Internal Revenue Code or a nonstatutory option, as provided in the Notice of Stock Option Grant. Even if this Option is designated as an incentive stock option, it shall be deemed to be a nonstatutory option to the extent required by the $100,000 annual limitation under Section 422(d) of the Internal Revenue Code.

Vesting

This Option becomes exercisable in installments, as shown in the Notice of Stock Option Grant. This Option will in no event become exercisable for additional Shares after your Service has terminated for any reason.

Term

This Option expires in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Grant Date, as shown on the Notice of Stock Option Grant (fifth anniversary for a more than 10% stockholder as provided under the Plan if this is an incentive stock option). This Option may expire earlier if your Service terminates, as described below.

Regular Termination

If your Service terminates for any reason except Misconduct, Death or Disability, then this Option will expire at the close of business at Company headquarters on the date three (3) months after the date your Service terminates (or, if earlier, the Expiration Date). The Company has discretion to determine when your Service terminates for all purposes of the Plan and its determinations are conclusive and binding on all persons.

Death

If your Service terminates because of your death, then this Option will expire at the close of business at Company headquarters on the date 12 months after the date your Service terminates (or, if earlier, the Expiration Date). During that period of up to 12 months, your estate or heirs may exercise the Option.

Disability

If your Service terminates by reason of Disability, then this Option will expire at the close of business at Company headquarters on the date 12 months after the date your Service terminates (or, if earlier, the Expiration Date).

Misconduct	If your Service terminates for Misconduct, then this Option will expire at the close of business at Company headquarters on the date your Service terminates.

Leaves of Absence

For purposes of this Option, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing and if continued crediting of Service is required by the terms of the leave or by applicable law. But your Service terminates when the approved leave ends, unless you immediately return to active work.

If you go on a leave of absence, then the vesting schedule specified in the Notice of Stock Option Grant may be adjusted in accordance with the Company’s leave of absence policy or the terms of your leave. If you commence working on a part-time basis, then the vesting schedule specified in the Notice of Stock Option Grant may be adjusted in accordance with the Company’s part-time work policy or the terms of an agreement between you and the Company pertaining to your part-time schedule.

Restrictions on Exercise

The Company will not permit you to exercise this Option if the issuance of Shares at that time would violate any law or regulation. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of the Company Stock pursuant to this Option shall relieve the Company of any liability with respect to the non-issuance or sale of the Company Stock as to which such approval shall not have been obtained.

Notice of Exercise

When you wish to exercise this Option you must notify the Company by completing the “Notice of Exercise of Stock Option” form and filing it with the Human Resources Department of the Company. Your notice must specify how many Shares you wish to purchase. Your notice must also specify how your Shares should be registered. The notice will be effective when it is received by the Company. If someone else wants to exercise this Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

Form of Payment

When you submit your notice of exercise, you must include payment of the Option exercise price for the Shares you are purchasing. Payment may be made in the following form(s):

•Your personal check, a cashier’s check, a money order or a wire transfer.

•Certificates for Shares of Company Stock that you own, along with any forms needed to effect a transfer of those Shares to the Company. The value of the Shares, determined as of the effective date of the Option exercise, will be applied to the Option exercise price. Instead of surrendering Shares of

Company Stock, you may attest to the ownership of those Shares on a form provided by the Company and have the same number of Shares subtracted from the Option Shares issued to you. However, you may not surrender, or attest to the ownership of Shares of Company Stock in payment of the exercise price if your action would cause the Company to recognize a compensation expense (or additional compensation expense) with respect to this Option for financial reporting purposes.

•By delivering on a form approved by the Committee of an irrevocable direction to a securities broker approved by the Company to sell all or part of your Option Shares and to deliver to the Company from the sale proceeds in an amount sufficient to pay the Option exercise price and any withholding taxes. The balance of the sale proceeds, if any, will be delivered to you. The directions must be given by signing a special “Notice of Exercise” form approved by the Company.

•Irrevocable directions to a securities broker or lender approved by the Company to pledge Option Shares as security for a loan and to deliver to the Company from the loan proceeds an amount sufficient to pay the Option exercise price and any withholding taxes. The directions must be given by signing a special “Notice of Exercise” form approved by the Company.

•If permitted by the Committee, by a “net exercise” arrangement pursuant to which the number of Shares issuable upon exercise of the Option will be reduced by the largest whole number of Shares having an aggregate Fair Market Value that does not exceed the aggregate exercise price (plus tax withholdings, if applicable) and any remaining balance of the aggregate exercise price (and/or applicable tax withholdings) not satisfied by such reduction in the number of whole Shares to be issued will be paid by you in cash or another form of payment permitted under this Option.  The directions must be given by providing a notice of exercise form approved by the Company.

•Any other form permitted by the Committee in its sole discretion.

Notwithstanding the foregoing, payment may not be made in any form that is unlawful, as determined by the Company in its sole discretion.

Withholding Taxes and Stock Withholding

Regardless of any action the Company and/or the Subsidiary or Affiliate employing you (“Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items legally due by you is and remains your responsibility and that the Company and/or your Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Option grant, including the grant, vesting or exercise of this Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (2) do not commit to structure the terms of the grant or any aspect of this Option to reduce or eliminate your liability for Tax-Related Items.

Prior to exercise of this Option, you will pay or make adequate arrangements satisfactory to the Company and/or your Employer to satisfy all withholding and payment on account obligations of the Company and/or your Employer. In this regard, you authorize the Company and/or your Employer to withhold all applicable Tax-Related Items legally payable by you from your wages or other cash compensation paid to you by the Company and/or your Employer. With the Company’s consent, these arrangements may also include, if permissible under local law, (a) withholding Shares that otherwise would be issued to you when you exercise this Option, provided that the Company only withholds the amount of Shares necessary to satisfy the maximum legally required tax withholding, (b) having the Company withhold taxes from the proceeds of the sale of the Shares, either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization), or (c) any other arrangement approved by the Company. The Fair Market Value of the Shares, determined as of the effective date of the Option exercise, will be applied as a credit against the withholding taxes. Finally, you will pay to the Company or your Employer any amount of Tax-Related Items that the Company or your Employer may be required to withhold as a result of your participation in the Plan or your purchase of Shares that cannot be satisfied by the means previously described. The Company may refuse to honor the exercise and refuse to deliver the Shares if you fail to comply with your obligations in connection with the Tax-Related Items as described in this section.

Restrictions on Resale

By signing this Agreement, you agree not to sell any Option shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale (e.g., a lock-up period after the Company goes public). This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

Transfer of Option

In general, only you can exercise this Option prior to your death. You cannot sell, transfer, assign, pledge or otherwise dispose of this Option, other than as designated by you by will or by the laws of descent and distribution, except as provided below. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may in any event dispose of this Option in your will.  Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse’s interest in your Option in any other way.

However, if this Option is designated as a nonstatutory stock option in the Notice of Stock Option Grant, then the Committee may, in its sole discretion, allow you to transfer this Option as a gift to one or more family members. For purposes of this Agreement, “family member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law or sister-in-law (including adoptive relationships), any individual sharing your household (other than a tenant or employee), a trust in which one or more of these individuals have more than 50% of the beneficial interest, a foundation in which you or one or more of these persons control the management of assets, and any entity in which you or one or more of these persons own more than 50% of the voting interest.

In addition, if this Option is designated as a nonstatutory stock option in the Notice of Stock Option Grant, then the Committee may, in its sole discretion, allow you to transfer this option to your spouse or former spouse pursuant to a domestic relations order in settlement of marital property rights.

The Committee will allow you to transfer this Option only if both you and the transferee(s) execute the forms prescribed by the Committee, which include the consent of the transferee(s) to be bound by this Agreement.

Retention Rights

Neither your Option nor this Agreement gives you the right to be employed or retained by the Company or any Subsidiary or Affiliate of the Company in any capacity. The Company and its Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause.

Stockholder Rights

This Option carries neither voting rights nor rights to dividends.  You, or your estate or heirs, have no rights as a stockholder of the Company until you have exercised this Option by giving the required notice to the Company and paying the exercise price. No adjustments are made for dividends or other rights if the applicable record date occurs before you exercise this Option, except as described in the Plan.

Adjustments

In the event of a stock split, a stock dividend or a similar change in Company Stock, and in other circumstances, as set forth in the Plan, the number of Shares covered by this Option and the exercise price per Share will be adjusted pursuant to the Plan.  The forfeiture provisions and restrictions described above will apply to all new, substitute or additional stock options or securities to which you are entitled by reason of this Award.

Successors and Assigns

Except as otherwise provided in the Plan or this Agreement, every term of this Agreement will be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees and assigns.

Notice

Any notice required or permitted under this Agreement will be given in writing and will be deemed effectively given upon the earliest of personal delivery, receipt or the third (3rd) full day following mailing with postage and fees prepaid, addressed to the other party hereto at the address last known in the Company’s records or at such other address as such party may designate by ten (10) days’ advance written notice to the other party hereto.

Section 409A of the Code

To the extent this Agreement is subject to, and not exempt from, Section 409A of the Code, this Agreement is intended to comply with Section 409A, and its provisions will be interpreted in a manner consistent with such intent. You acknowledge and agree that changes may be made to this Agreement to avoid adverse tax consequences to you under Section 409A.

Applicable Law

This Agreement will be interpreted and enforced under the laws of the State of Delaware (without regard to their choice-of-law provisions).

For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this Award or this Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation will be conducted only in the courts of Alameda County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

Miscellaneous

You understand and acknowledge that (1) the Plan is entirely discretionary, (2) the Company and your Employer have reserved the right to amend, suspend or terminate the Plan at any time, (3) the grant of this Option does not in any way create any contractual or other right to receive additional grants of options (or benefits in lieu of options) at any time or in any amount and (4) all determinations with respect to any additional grants, including (without limitation) the times when options will be granted, the number of Shares subject to awards, the exercise price and the vesting schedule, will be at the sole discretion of the Company.

The value of this Option will be an extraordinary item of compensation outside the scope of your employment contract, if any, and will not be considered a part of your normal or expected compensation for purposes of calculating severance, resignation, redundancy or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

You understand and acknowledge that participation in the Plan ceases upon termination of your Service for any reason, except as may explicitly be provided otherwise in the Plan or this Agreement.

You hereby authorize and direct your Employer to disclose to the Company or any Subsidiary or Affiliate any information regarding your employment, the nature and amount of your compensation and the fact and conditions of your participation in the Plan, as your Employer deems necessary or appropriate to facilitate the administration of the Plan.

You consent to the collection, use and transfer of personal data as described in this subsection. You understand and acknowledge that the Company, your Employer and the Company’s other Subsidiaries and Affiliates hold certain personal information regarding you for the purpose of managing and administering the Plan, including (without limitation) your name, home address, telephone number, date of birth, social insurance or other government identification number, salary, nationality, job title, any Shares or directorships held in the Company and details of all options or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in your favor (the “Data”). You further understand and acknowledge that the Company, its Subsidiaries and/or its Affiliates will transfer Data among themselves as necessary for the purpose of implementation, administration and management of your participation in the Plan and that the Company and/or any Subsidiary may each further transfer Data to any third party assisting the Company in the implementation, administration and management of the Plan. You understand and acknowledge that the recipients of Data may be located in the United States or elsewhere. You authorize such recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering your participation in the Plan, including a transfer to any broker or other third party with whom you elect to deposit Shares acquired under the Plan of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on your behalf. You may, at any time, view the Data, require any necessary modifications of Data, make inquiries about the treatment of Data or withdraw the consents set forth in this subsection by contacting the Human Resources Department of the Company in writing.

The Plan and Other Agreements

The Option is granted pursuant and subject in all respects to the applicable provisions of the Plan, which is incorporated in this Agreement by reference. All capitalized terms in the Stock Option Agreement shall have the meanings assigned to them in the Plan. The attached Notice, this Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded. This Agreement may be amended without your consent; however, if any such amendment would materially impair your rights or obligations under this Agreement, this Agreement may be amended only by another written agreement, signed by you and the Company.

BY SIGNING THE COVER SHEET OF THIS AGREEMENT,

YOU AGREE TO ALL OF THE TERMS AND CONDITIONS

DESCRIBED ABOVE AND IN THE PLAN.

United States RSA

SYNNEX CORPORATION

2020 STOCK INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK AWARD

You have been granted restricted shares of Common Stock of SYNNEX Corporation (the “Company”) on the following terms:

Date of Grant:	[Date of Grant]
Name of Recipient:	[Name of Recipient]
Total Number of Shares Granted:	[Total Shares]
Fair Market Value per Share:	$[Value Per Share]
Total Fair Market Value Of Award:	$[Total Value]
Vesting Commencement Date:	[__________]
Vesting Schedule:

Twenty five percent (25%) of the shares subject to this award vest on the last date of each of the four (4) successive fiscal quarters following the Vesting Commencement Date, provided that you provide continuous service as an Outside Director for the duration of each such fiscal quarter.

By signing this document, you and the Company agree that these shares are granted under and governed by the terms and conditions of the SYNNEX Corporation 2020 Stock Incentive Plan (the “Plan”) and the Restricted Stock Agreement, which is attached to and made a part of this document.

By signing this document you further agree that the Company may deliver by e-mail all documents relating to the Plan or this award (including without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including without limitation, annual reports and proxy statements).  You also agree that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a website, it will notify you by e-mail.

[NAME OF RECIPIENT]	SYNNEX CORPORATION

By:

Title:

SYNNEX CORPORATION

NOTICE OF RESTRICTED STOCK AWARD

SYNNEX CORPORATION

2020 STOCK INCENTIVE PLAN

RESTRICTED STOCK AGREEMENT

SECTION 1.PAYMENT FOR SHARES.

No cash payment is required for the Shares that you are receiving.  You are receiving the Shares as consideration for Services rendered by you.

SECTION 2.  GOVERNING PLAN.

The Shares that you are receiving are granted pursuant and subject in all respects to the applicable provisions of the SYNNEX Corporation 2020 Stock Incentive Plan (the “Plan”), which is incorporated herein by reference.  Terms not otherwise defined in this Agreement have meanings ascribed to them in the Plan.

SECTION 3.VESTING.

The Shares that you are receiving will vest in installments, as shown in the Notice of Restricted Stock Award.

No additional shares vest after your Service as an Outside Director has terminated for any reason.

SECTION 4.SHARES RESTRICTED.

Unvested Shares will be considered “Restricted Shares.” You may not sell, transfer, assign, pledge or otherwise dispose of Restricted Shares without the written consent of the Company, except as provided in the next sentence.  You may transfer Restricted Shares to your spouse, children or grandchildren or to a trust established by you for the benefit of yourself or your spouse, children or grandchildren.  However, a transferee of Restricted Shares must agree in writing on a form prescribed by the Company to be bound by all provisions of this Agreement.

SECTION 5.FORFEITURE.

If your Service terminates for any reason, then your Shares will be forfeited to the extent that they have not vested before the termination date and do not vest as a result of termination.  This means that the Restricted Shares will immediately revert to the Company.  You receive no payment for Restricted Shares that are forfeited.  The Company determines when your Service terminates for this purpose and all purposes under the Plan, and its determinations are conclusive and binding on all persons.

SECTION 6.LEAVES OF ABSENCE AND PART-TIME WORK.

For purposes of this award, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the

SYNNEX CORPORATION

RESTRICTED STOCK AWARD

Company in writing and if continued crediting of Service is required by the terms of the leave or by applicable law.  But your Service terminates when the approved leave ends, unless you immediately return to active work.

If you go on a leave of absence, then the vesting schedule specified in the Notice of Restricted Stock Award may be adjusted in accordance with the Company’s leave of absence policy or the terms of your leave.  If you commence working on a part-time basis, then the vesting schedule specified in the Notice of Restricted Stock Award may be adjusted in accordance with the Company’s part-time work policy or the terms of an agreement between you and the Company pertaining to your part-time schedule.

SECTION 7.STOCK CERTIFICATES.

The certificates for Restricted Shares have stamped on them a special legend referring to the forfeiture restrictions.  In addition to or in lieu of imposing the legend, the Company may hold the certificates in escrow.  As your vested percentage increases, you may request (at reasonable intervals) that the Company release to you a non-legended certificate for your vested shares.

SECTION 8.  SHAREHOLDER RIGHTS.

During the period of time between the date of grant and the date the Shares become vested, you shall have all the rights of a shareholder with respect to the shares except for the right to transfer the shares, as set forth in Section 4.  Accordingly, you shall have the right to vote the shares and to receive any cash dividends paid with respect to the shares.

SECTION 9. WITHHOLDING TAXES.

No stock certificates will be released to you unless you have made arrangements acceptable to the Company to pay any withholding taxes that may be due as a result of this award or the vesting of the shares.  With the Company’s consent, these arrangements may include, if permissible under local law, (a) withholding Shares of Company Stock that otherwise would be delivered to you when they vest having a Fair Market Value equal to the amount necessary to satisfy the maximum legally required withholding amount, (b) surrendering shares that you previously acquired, or (c) any other arrangement approved by the Company.  The fair market value of the shares you surrender, determined as of the date when taxes otherwise would have been withheld in cash, will be applied as credit against the withholding taxes.

SECTION 10.  RESTRICTIONS ON RESALE.

You agree not to sell any Shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale.  This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

SECTION 11.  NO RETENTION RIGHTS.

SYNNEX CORPORATION

RESTRICTED STOCK AGREEMENT

Your award or this Agreement does not give you the right to be employed or retained by the Company or a Subsidiary or Affiliate of the Company in any capacity.  The Company and its Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause.

SECTION 12.  ADJUSTMENTS.

In the event of a stock split, a stock dividend or a similar change in Company stock, or an extraordinary dividend, or a merger or a reorganization of the Company, the forfeiture provision of Section 5 will apply to all new, substitute or additional securities or other properties to which you are entitled by reason of your ownership of the shares.

SECTION 13.  NOTICE.

Any notice required or permitted under this Agreement will be given in writing and will be deemed effectively given upon the earliest of personal delivery, receipt or the third (3rd) full day following mailing with postage and fees prepaid, addressed to the other party hereto at the address last known in the Company’s records or at such other address as such party may designate by ten (10) days’ advance written notice to the other party hereto.

SECTION 14.  APPLICABLE LAW AND CHOICE OF VENUE.

This Agreement will be interpreted and enforced under the laws of the State of Delaware (without regard to their choice-of-law provisions).

For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this Award or this Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation will be conducted only in the courts of Alameda County, California or the federal courts of the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

SECTION 15.  THE PLAN AND OTHER AGREEMENTS.

The text of this Plan is incorporated in this Agreement by reference.  This Agreement and the Plan constitute the entire understanding between you and the Company regarding this award.  Any prior agreements, commitments or negotiations concerning this award are superseded.  This Agreement may be amended by the Committee without your consent; however, if any such amendment would materially impair your rights or obligations under this Agreement, this Agreement may be amended only by another written agreement signed by you and the Company.

SECTION 16.  SUCCESSORS AND ASSIGNS.

Except as otherwise provided in the Plan or this Agreement, every term of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees and assigns.

SYNNEX CORPORATION

RESTRICTED STOCK AGREEMENT

SECTION 17.  MISCELLANEOUS.

You understand and acknowledge that (i) the Plan is entirely discretionary, (ii) the Company has reserved the right to amend, suspend or terminate the Plan at any time, (iii) the grant of your Award does not in any way create any contractual or other right to receive additional grants of awards (or benefits in lieu of awards) at any time or in any amount and (iv) all determinations with respect to any additional grants, including (without limitation) the times when awards will be granted, the number of Shares subject to the awards, and the vesting schedule, will be at the sole discretion of the Company.

You consent to the collection, use and transfer of personal data as described in this subsection.  You understand and acknowledge that the Company and the Company’s other Subsidiaries hold certain personal information regarding you for the purpose of managing and administering the Plan, including (without limitation) your name, home address, telephone number, date of birth, social insurance number, compensation, nationality, title, any Shares or directorships held in the Company and details of all awards or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in your favor (the “Data”).  You further understand and acknowledge that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of your participation in the Plan and that the Company and/or any Subsidiary may each further transfer Data to any third party assisting the Company in the implementation, administration and management of the Plan.  You understand and acknowledge that the recipients of Data may be located in the United States or elsewhere.  You authorize such recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering your participation in the Plan, including a transfer to any broker or other third party with whom you elect to deposit Shares acquired under the Plan of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on your behalf.  You may, at any time, view the Data, require any necessary modifications of Data or withdraw the consents set forth in this subsection by contacting the General Counsel of the Company in writing.

BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

SYNNEX CORPORATION

RESTRICTED STOCK AGREEMENT